UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

ECO SCIENCE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 S. El Camino Real #206, San Clemente, CA 92672

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 464-3726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Dismissal of Independent Registered Public Accounting Firm

On August 10, 2026, the Board of Directors of Eco Science Solutions, Inc. (the “Company”), upon the recommendation of the Audit Committee of the Board of Directors, approved the dismissal of Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm, effective immediately. The Company notified Fruci of its dismissal on August 10, 2026.

The reports of Fruci on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2026 and January 31, 2025 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended January 31, 2026 and January 31, 2025, and the subsequent interim period through August 10, 2026, there were no disagreements with Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Fruci’s satisfaction, would have caused Fruci to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years.

During the Company’s fiscal years ended January 31, 2026 and January 31, 2025, and the subsequent interim period through August 10, 2026, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that management identified material weaknesses in the Company’s internal control over financial reporting, as disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026.

The Company has provided Fruci with a copy of the disclosures contained in this Current Report on Form 8-K and has requested that Fruci furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of Fruci’s letter, dated August 13, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On August 10, 2026, the Board of Directors of the Company, upon the recommendation of the Audit Committee of the Board of Directors, approved the appointment and engagement of Dylan Floyd Accounting & Consulting (PCAOB ID: 6235) (“Dylan Floyd”) as the Company’s independent registered public accounting firm, effective immediately, to perform reviews of the Company’s unaudited interim consolidated financial statements for the quarterly periods ended July 31, 2026 and October 31, 2026 and to audit the Company’s consolidated financial statements as of and for the fiscal year ending January 31, 2027.

2

During the Company’s fiscal years ended January 31, 2026 and January 31, 2025, and the subsequent interim period through August 10, 2026, neither the Company nor anyone acting on its behalf consulted with Dylan Floyd regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Dylan Floyd that Dylan Floyd concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Fruci & Associates II, PLLC to the Securities and Exchange Commission dated August 13, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO SCIENCE SOLUTIONS, INC.

Date: August 13, 2026	By:	/s/ Michael D. Rountree
	Name:	Michael D. Rountree
	Title:	President and Chief Executive Officer

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